Community Bank System and Oneida Financial Announce a Change in the Anticipated Closing
Date, the Extension of the Election Deadline for Electing the Form of Merger Consideration and the Settlement of Stockholder Litigation

SYRACUSE, NY and ONEIDA, NY -- Community Bank System, Inc. (“Community Bank System”) (NYSE: CBU) and Oneida Financial Corp. (“Oneida Financial”) (NASDAQ: ONFC) announced today that they expect additional time will be required to obtain the necessary regulatory approvals to complete their proposed merger announced on February 24, 2015.

Community Bank System and Oneida Financial believe that the anticipated timeframe for closing the transaction will be extended beyond early July, which was the timeframe that was previously communicated to stockholders.  Community Bank System and Oneida Financial intend to close the merger as soon as possible following the receipt of all necessary regulatory approvals, as well as the approval of Oneida Financial stockholders and satisfaction of all other conditions to closing.  At this time, the parties anticipate the merger will close in the third or fourth quarter   this year, depending upon the receipt of all necessary regulatory approvals and the satisfaction of all closing conditions.

Oneida Financial will hold its Special Meeting of Stockholders on June 17, 2015, as scheduled, to permit stockholders to vote on the merger.  However, as a result of the change in the anticipated closing date, the election process that is currently underway to permit the Oneida Financial stockholders to elect the form of their merger consideration is being extended.   Oneida Financial stockholders who previously sent election materials to the Exchange Agent may withdraw their election, in which event any stock certificates that have already been sent to the Exchange Agent will be returned promptly.  Oneida Financial stockholders will be receiving a letter with further information about the election process, the new election deadline, and the procedures for withdrawing any election previously submitted to the Exchange Agent and obtaining the return of any Oneida Financial stock certificates.  Oneida Financial stockholders should not send their election materials and stock certificates to the Exchange Agent until receiving this additional information.

Additionally, Oneida Financial, Community Bank System and the other defendants have entered into a Memorandum of Understanding with the plaintiffs regarding the settlement of the putative class action lawsuits captioned Paul Parshall v. Richard B. Myers, et al (Index No. CA2015-000577), John Solak v. Richard B. Myers, et al (Index No. CA2015-000684), and Linda Colvin v. Oneida Financial Corp., et al.  Oneida Financial’s anticipated total out-of-pocket costs, including legal fees, related to the settlement of the putative class action lawsuits should not exceed $100,000.

About Community Bank System, Inc.

Community Bank System, Inc. operates more than 190 customer facilities across Upstate New York and Northeastern Pennsylvania through its banking subsidiary, Community Bank, N.A. With assets of approximately $7.6 billion, the DeWitt, N.Y. headquartered company is among the country's 150 largest financial institutions. In addition to a full range of retail and business banking services, Community Bank System, Inc. offers comprehensive financial planning and wealth management services and operates a full service insurance agency providing personal and business insurance products. Community Bank System, Inc.'s Benefit Plans Administrative Services, Inc. subsidiary is a leading provider of employee benefits administration and trust services, and actuarial and consulting services to customers on a national scale. Community Bank System, Inc. is listed on the New York Stock Exchange and its stock trades under the symbol CBU. For more information about Community Bank System, Inc. please visit www.communitybankna.com or http://ir.communitybanksystem.com.

About Oneida Financial Corp.

Oneida Financial Corp. had total assets of $882.0 million at March 31, 2015 and stockholders' equity of $97.6 million. Oneida Financial Corp.'s wholly owned subsidiaries include The Oneida Savings Bank, a New York State chartered FDIC-insured savings bank; State Bank of Chittenango, a state chartered limited-purpose commercial bank; OneGroup NY, Inc. (formerly Bailey & Haskell Associates, Inc.), an insurance, risk management and employee benefits company; and Oneida Wealth Management, Inc., a financial and investment advisory firm. Oneida Savings Bank was established in 1866 and operates twelve full-service banking offices in Madison and Oneida counties. For more information, please visit Oneida Financial Corp.'s website at www.oneidafinancial.com.

Cautionary Statements Regarding Forward-Looking Information

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 giving Oneida Financial’s and Community Bank System’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward- looking statements. Actual results may differ materially from current projections.

In addition to risk factors previously disclosed in Oneida Financial’s and Community Bank System’s reports filed with the U.S. Securities and Exchange Commission and those identified elsewhere in this release, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the ability to obtain, or delays in obtaining, regulatory approvals and to meet other closing conditions to the merger, including approval by Oneida Financial’s stockholders; delay in closing the merger; business disruption following the merger; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with the proposed merger; changes in asset quality and credit risk; changes in interest rates and capital markets; and changes in legislation or regulatory requirements.

Important Additional Information

In connection with the merger, Community Bank System filed with the SEC on March 30, 2015 a Registration Statement on Form S-4 that includes a Proxy Statement of Oneida Financial and a Prospectus of Community Bank System (together with the Proxy Statement, as amended, the “Proxy Statement/Prospectus”), as well as other relevant documents concerning the proposed transaction. The S-4 has been declared effective and the Proxy Statement/Prospectus was first mailed to stockholders of Oneida Financial on or about May 12, 2015. Each of Community Bank System and Oneida Financial may file other relevant documents concerning the proposed transaction. Stockholders of Oneida Financial are urged to read the Registration Statement and Proxy Statement/Prospectus and the other relevant materials filed with the SEC when they become available because they will contain important information about the proposed transaction.

A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Community Bank System and Oneida Financial, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Oneida Financial Corp. at http://www.oneidafinancial.com/ under the heading “Investor Relations” and then “Documents” or from Community Bank System, Inc. by accessing its website at www.communitybankna.com under the heading of “Investor Relations” and then “SEC Filings & Annual Report.”  Copies of the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Oneida Financial Corp., 182 Main Street, Oneida, New York 13421, Attention: Investor Relations, Telephone: (315) 363-2000 or to Community Bank System, Inc., 5790 Widewaters Parkway, DeWitt, New York 13214, Attention: Investor Relations, Telephone: (315) 445-2282.

Oneida Financial and Community Bank System and certain of their respective directors and executive officers may be deemed to participate in the solicitation of proxies from the stockholders of Oneida Financial in connection with the proposed merger. Information about the directors and executive officers of Oneida Financial and their ownership of Oneida Financial common stock is set forth in the proxy statement for its 2014 annual meeting of stockholders, as filed with the SEC on Schedule 14A on March 25, 2014. Information about the directors and executive officers of Community Bank System and their ownership of Community Bank System common stock is set forth in the proxy statement for its 2015 annual meeting of shareholders, as filed with the SEC on Schedule 14A on April 1, 2015. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement/prospectus regarding the proposed merger and other relevant materials filed with the SEC. Free copies of this document may be obtained as described in the preceding paragraph.